                                                                    Exhibit 99.1


                       SUPPLEMENT DATED JUNE 13, 2000 TO
          SUPPLEMENTED OFFERING MEMORANDUM AND SOLICITATION DOCUMENT

                              VIALOG CORPORATION

 EXCHANGE OFFER AND SOLICITATION OF CONSENTS TO THE AMENDMENT TO THE INDENTURE

  This Supplement dated June 13, 2000 (the "June 13 Supplement") to the Offering Memorandum and Solicitation Document dated May 3, 2000 (the "May 3 Offering Document") as amended by the Supplemented Offering Memorandum and Solicitation Document dated May 24, 2000 (the "Supplemented Offering Memorandum and Solicitation Document") amends the Supplemented Offering Memorandum and Solicitation Document. Information contained herein, to the extent different from information contained in the Supplemented Offering Memorandum and Solicitation Document, supersedes such information. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Supplemented Offering Memorandum and Solicitation Document. This June 13 Supplement is being distributed for the following purposes:

 . to inform offerees that the date on which all shares of Preferred Stock (as hereinafter defined) offered hereby shall be redeemed (the "Maturity
   Date"), if not previously redeemed or converted, has been extended until the date seven and one-half years from the Effective Date.

 .  to provide offerees with a copy of the Certificate of Vote of Directors
   Establishing a Class or Series of Stock (the "Certificate of Vote") amended to reflect the change in the Maturity Date. A copy of the Certificate of Vote is attached hereto as Annex A.

 .  to extend the expiration date of this Exchange Offer and the Withdrawal
   Termination Date until Thursday, June 22, 2000.

  EXCEPT AS SET FORTH ABOVE, THE INFORMATION CONTAINED HEREIN, INCLUDING THE TERMS OF THE EXCHANGE OFFER (OTHER THAN THE EXTENSION OF THE MATURITY DATE, THE EXPIRATION DATE AND THE WITHDRAWAL TERMINATION DATE), HAVE NOT BEEN CHANGED IN ANY MATERIAL RESPECT.

  We are offering to exchange (the "Exchange"):

 .  An aggregate of $58,500,000 in cash, and

 . An aggregate of 165,000 newly issued shares of a new class of convertible preferred stock, par value $0.01 per share, stated value $100.00 per share (the "Preferred Stock")

for all of our $75,000,000 12 3/4% Series B Senior Notes due November 15, 2001 (the "Senior Notes"). In addition, accrued and unpaid interest on the Senior Notes will be paid through the effective date of the Exchange. See "The Exchange Offer--Consideration" in the Supplemented Offering Memorandum and Solicitation Document.

  Except as set forth below, the terms of the Preferred Stock are summarized in the Supplemented Offering Memorandum and Solicitation Document. See "Description of Capital Stock-Preferred Stock." The two paragraphs that relate to the redemption rights of the holders of the Preferred Stock appearing on page 44 of the Supplemental Offering Memorandum and Solicitation Document are hereby replaced with the following two paragraphs:

  Redemption Rights. At our option, all or a portion of the Preferred Stock may be redeemed at a price per share equal to (1) 101% of the Liquidation Preference for each share at any time during the 365-day period following the issuance of the Preferred Stock, (2) 102% of the Liquidation Preference for each share at any time during the second 365-day period following the issuance of the Preferred Stock, (3) 103% of the Liquidation

Preference for each share at any time during the third 365-day period following the issuance of the Preferred Stock, and (4) the Liquidation Preference for each share at any time thereafter until the date that is seven and one-half years from the Effective Date (the "Maturity Date"), in each case subject to the prior right of the holder to convert such shares into Common Stock.

  All shares of Preferred Stock outstanding on the Maturity Date shall be redeemed on such date at a price per share equal to the Liquidation Preference for each share on such date.

  The Certificate of Vote relating to the Preferred Stock attached as Annex D to the Supplemental Offering Memorandum and Solicitation Document is hereby replaced with the Certificate of Vote attached hereto as Annex A.

                                   DEADLINES

  The Exchange Offer and the consent solicitation will expire at 5:00 p.m., New York City time, on Thursday, June 22, 2000 (the "Expiration Date"), unless extended. To effect the Exchange outside of bankruptcy, we need you to tender your Senior Notes pursuant to the Exchange Offer. If we do not receive your acceptance of the Exchange Offer, we may be either unable to complete the proposed Exchange or forced to attempt to implement the proposed Exchange through a costly and uncertain bankruptcy proceeding.

  You may withdraw your tender of Senior Notes or any related consent at any time prior to 5:00 p.m., New York City time, on the Expiration Date. After such time, you may not withdraw your Senior Notes or related consents unless
(i) required by law or (ii) we have not completed the Exchange by July 15, 2000.

                                     RISKS

  See "Risk Factors" beginning on page 13 of the Supplemented Offering Memorandum and Solicitation Document for a discussion of certain risk factors which should be considered in connection with the Exchange Offer, the proposed amendments to the Indenture and the Prepackaged Plan.

                               ----------------

  The date of this Supplement to the Supplemented Offering Memorandum and Solicitation Document is June 13, 2000.

  QUESTIONS AND REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES OF THIS JUNE 13 SUPPLEMENT MAY BE DIRECTED TO THE EXCHANGE AGENT AT THE ADDRESS AND TELEPHONE NUMBER PROVIDED ON THE BACK PAGE OF THE SUPPLEMENTED OFFERING MEMORANDUM AND SOLICITATION DOCUMENT.

                               ----------------

Annex A: Certificate of Vote of Directors Establishing a Class or Series of
Stock

                                                FEDERAL IDENTIFICATION NO.

                       THE COMMONWEALTH OF MASSACHUSETTS
                            WILLIAM FRANCIS GALVIN
                         SECRETARY OF THE COMMONWEALTH
             ONE ASHBURTON PLACE, BOSTON, MASSACHUSETTS 02108-1512

                       CERTIFICATE OF VOTE OF DIRECTORS
                    ESTABLISHING A CLASS OR SERIES OF STOCK
                   (GENERAL LAWS, CHAPTER 156B, SECTION 26)

We, Kim Mayassi_____________________________________________________, President
                                                                            [X]

and Michael Savage______________________________________________________, Clerk
                                                                            [X]

of Vialog Corporation_________________________________________________________,
                          (Exact name of corporation)

located at: 35 New England Business Center, Andover, MA 01810
               (Street Address of corporation in Massachusetts)

do hereby certify that at a meeting of the directors of the corporation held
on       ,     , the following vote establishing and designating a class or series of stock and determining the relative rights and preferences thereof was duly adopted:


*Delete the inapplicable words.
Noted Votes for which the space provided above is not sufficient should be
provided on one side of separate       sheets of white paper, numbered 2A, 2B,
etc. with a left margin of at least 1 inch.

TERMS OF SERIES A 8% CUMULATIVE CONVERTIBLE PREFERRED STOCK:

  1. Designation and Amount. The shares of such series shall be designated as "Series A 8% Cumulative Convertible Preferred Stock" (the "Preferred Stock") and the number of shares constituting the Preferred Stock shall be
[          ].

  2. Dividends. (a) From and after the date of issuance (the "Issuance Date"), the holders of Preferred Stock shall be entitled to receive dividends, when, as and if declared by the Board of Directors of the Corporation, either (i) out of funds legally available therefor, at the rate of $8.00 per annum for each share of Preferred Stock, or (ii) payable in additional shares of Preferred Stock, such that holders shall receive a dividend of 2/25th of a share of Preferred Stock per annum for each share of Preferred Stock held, as shall be determined by the Board of Directors. Such dividends, if so declared, shall be payable semi-annually on January 1 and July 1 of each year and shall be cumulative.

  3. Rank. The Preferred Stock shall, with respect to dividend rights and rights upon liquidation, winding up and dissolution, rank prior to all classes or series of equity securities heretofore and hereafter issued by the Corporation, including the Common Stock (as defined in paragraph 8).

  4. Liquidation. In the event of a voluntary or involuntary liquidation, dissolution or winding up of the Corporation or the sale, lease, conveyance or other disposition of all or substantially all of its property and business, the holders of Preferred Stock shall be entitled to receive $100 per share (subject to equitable adjustments in the event of stock splits or other similar events) (the "Liquidation Preference"), plus accrued and unpaid dividends, before any distribution or payment is made to the holders of any shares of any class of equity securities heretofore or hereinafter issued by the Corporation. If, upon any such sale, liquidation, dissolution or winding up of the Corporation, the assets distributable among the holders of all the Preferred Stock shall be insufficient to permit the payment in full to such holders of the amount hereinabove provided, then the entire assets of the Corporation shall be applied ratably to the payment of such amount to the holders of Preferred Stock then outstanding. Neither the merger nor the consolidation of the Corporation, nor the sale, lease or conveyance of all or a part of its property and business as an entirety, shall be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of this paragraph 4, unless such merger, consolidation, sale, lease or conveyance shall be in connection with a plan of liquidation, dissolution or winding up of the Corporation.

  5. Redemption. (a) The shares of Preferred Stock at the time outstanding may be redeemed by the Corporation at its option expressed by a resolution adopted by its Board of Directors, at any time and from time to time in whole or in part from and after the Issuance Date, at a price (the "Redemption Price") equal to (i) 101% of the Liquidation Preference for each share plus accrued and unpaid dividends to the date fixed for redemption at any time during the period commencing on the Issuance Date and ending on the date 365 days thereafter, (ii) 102% of the Liquidation Preference for each share plus accrued and unpaid dividends to the date fixed for redemption at any time during the period commencing on the first anniversary of the Issuance Date and ending on the date 365 days thereafter, (iii) 103% of the Liquidation Preference for each share plus accrued and unpaid dividends to the date fixed for redemption at any time during the period commencing on the second anniversary of the Issuance Date and ending on the date 365 days thereafter, and (iv) the Liquidation Preference for each share plus accrued and unpaid dividends to the date fixed for redemption at any time thereafter through the date seven and one-half years from the Issuance Date (the "Maturity Date"), in each case subject to the prior right of the holder to convert such shares to Common Stock.

  (b) If, pursuant to paragraph 5(a) above, the Corporation shall redeem shares of the Preferred Stock, the Corporation shall give written notice of such redemption to each holder of record of shares of the Preferred Stock to be redeemed not less than 30 nor more than 60 days prior to the date fixed for redemption, by certified mail enclosed in a postage paid envelope addressed to such holder at such holder's address as the same shall appear on the books of the Corporation. Such notice shall (i) state that the Corporation has elected to redeem such Shares, (ii) state the date fixed for redemption, (iii) state the Redemption Price, (iv) state that the shares called for redemption are convertible until the close of business on the second day preceding the date fixed for redemption and (v) call upon such holder to surrender to the Corporation on or after said date at its principal place of business designated in such notice, a certificate or certificates representing the number of shares of

Preferred Stock to be redeemed in accordance with such notice. On or after the date fixed in such notice for redemption, each holder of shares of Preferred Stock to be so redeemed shall present and surrender the certificate or certificates for such shares to the Corporation at the place designated in said notice and thereupon the Redemption Price of such shares shall be paid to, or to the order of, the person whose name appears on such certificate or certificates as the owner thereof. From and after the date fixed in any such notice as the date for redemption, unless default shall be made by the Corporation in providing for the payment of the Redemption Price pursuant to such notice, all rights of the holders of the Preferred Stock so redeemed, except the right to receive the Redemption Price (but without interest thereon) shall cease and terminate.

  (c) If any shares of Preferred Stock remain outstanding on the Maturity Date, then all such shares of Preferred Stock shall be redeemed as of such date for an amount in cash equal to the Liquidation Preference plus accrued and unpaid dividends.

  (d) Any shares of Preferred Stock redeemed by the Corporation shall be retired and shall not be reissued and the Corporation may, from time to time, take such appropriate corporate action as may be necessary to reduce the number of authorized shares of Preferred Stock.

  6. Conversion. (a) The holder of any share or shares of Preferred Stock shall have the right, at its option, to convert all or any portion of such shares into fully paid and nonassessable shares of Common Stock of the Corporation, at any time and from time to time after the date of issuance until the Maturity Date, at the rate of one (1) share of Preferred Stock into the number of shares of Common Stock equal to (X) the product of the number of shares of Preferred Stock (including paid-in-kind dividends thereon as of the date of such conversion) to be converted and $100.00, (Y) divided by the
Conversion Price. The "Conversion Price" shall be established as of [June   ,
2000] (the "Effective Date") and shall be the lesser of (i) $8.00 per share or
(ii) 150% of the average closing price of the Corporation's Common Stock for the 20 trading days immediately preceding the Effective Date (the "Market Price"), subject to downward adjustment on the first anniversary of the Effective Date as described in the following sentence. If the average closing price of the Corporation's Common Stock for the 20 trading days immediately preceding the first anniversary of the Effective Date (the "Adjusted Market Price") is less than the Market Price, then the Conversion Price shall be reduced by a percentage equal to the percentage difference between the Market Price and the Adjusted Market Price. The Conversion Price shall be subject to adjustment as specified in subparagraph (e) hereof (the number of shares of Common Stock issuable at any time, giving effect to the latest prior adjustment pursuant to subparagraph (e) hereof, if any, in exchange for one share of Preferred Stock being hereinafter called the "Conversion Rate").

  (b) The Preferred Stock shall be convertible at the principal office of the Corporation into fully paid and nonassessable shares of Common Stock at the Conversion Rate. In case of the redemption, pursuant to paragraph 5(a) above, of any shares of Preferred Stock, such right of conversion shall cease and terminate, as to the shares to be redeemed, at the close of business on the second day preceding the date fixed for such redemption, unless default shall be made in the payment of the Redemption Price for the shares to be so redeemed.

  (c) In order to convert shares of Preferred Stock into shares of Common Stock pursuant to the right of conversion set forth in subparagraph (a) above, the holder thereof shall surrender the certificate or certificates representing such shares of Preferred Stock, duly endorsed to the Corporation or in blank, at the principal office of the Corporation and shall give written notice to the Corporation that such holder elects to convert the same, stating in such notice the name or names in which such holder wishes the certificate or certificates representing shares of Common Stock to be issued. The Corporation shall, within five (5) business days, deliver at said office or other place to such holder of Preferred Stock, or to such holder's nominee or nominees, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid, together with any cash to which such holder shall be entitled in lieu of any fractional share in an amount equal to the product of such fractional share multiplied by the closing price of the Common Stock on the business day preceding the day of conversion. Shares of Preferred Stock shall be deemed to have been converted as of the date of the surrender of such shares for conversion as provided above, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date. Upon conversion of only a portion of the number of shares covered by a certificate representing shares of Preferred Stock surrendered for conversion, the Corporation shall issue and deliver to, or upon the written order of, the holder of the certificate so surrendered for conversion, at the expense of the Corporation, a new certificate covering the number of shares of Preferred Stock representing the unconverted portion of the certificate so surrendered, which new certificate shall entitle the holder thereof to the rights of the shares of Preferred Stock represented thereby to the same extent as if the certificate theretofore covering such unconverted shares had not been surrendered for conversion.

  (d) The issuance of certificates for shares of Common Stock upon the conversion of shares of Preferred Stock shall be made without charge to the converting stockholder for any original issue or transfer tax in respect of the issuance of such certificates and any such tax shall be paid by the Corporation.

  (e) The Conversion Rate shall be subject to the following adjustments:

    (i) If the Corporation shall declare and pay to the holders of Common Stock a dividend or other distribution payable in shares of Common Stock, the Conversion Rate in effect immediately prior thereto shall be adjusted so that the holders of Preferred Stock thereafter surrendered for conversion shall be entitled to receive the number of shares of Common Stock which such holder would have owned or been entitled to receive after the declaration and payment of such dividend or other distribution if such shares of Preferred Stock had been converted immediately prior to the record date for the determination of shareholders entitled to receive such dividend or other distribution.

    (ii) If the Corporation shall subdivide the outstanding shares of Common Stock into a greater number of shares of Common Stock, or combine the outstanding shares of Common Stock into a lesser number of shares, or issue by reclassification of its shares of Common Stock any shares of the Corporation, the Conversion Rate in effect immediately prior thereto shall be adjusted so that the holders of Preferred Stock thereafter surrendered for conversion shall be entitled to receive the number of shares of Common Stock which such holder would have owned or been entitled to receive after the happening of any of the events described above if such shares of Preferred Stock had been converted immediately prior to the happening of such event on the day upon which such subdivision, combination or reclassification, as the case may be, becomes effective.

    (iii) If, after the date of issuance of the Preferred Stock, the Corporation shall issue or sell any Additional Shares (as defined in paragraph 8 below) of Common Stock for a consideration per share less than the Conversion Price in effect, then the Conversion Rate shall be adjusted to the number determined by dividing $100.00 by the dollar value of lowest amount received per share by the Corporation for the issuance of any Additional Shares of Common Stock.

    (iv) If the Corporation shall issue or sell any warrants or options or other rights entitling the holders thereof to subscribe for or purchase either any Additional Shares of Common Stock or evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable, with or without payment of additional consideration in cash or property, for Additional Shares of Common Stock (such convertible or exchangeable evidences of indebtedness, shares of stock or other securities hereinafter being called "Convertible Securities"), and the consideration per share for which Additional Shares of Common Stock may at any time thereafter be issuable pursuant to such warrants, options or other rights or pursuant to the terms of such Convertible Securities (when added to the consideration per share of Common Stock, if any, received for such warrants, options or other rights), shall be less than the Conversion Price, then the Conversion Rate shall be adjusted as provided in subparagraph (xviii) on the basis that (x) the maximum number of Additional Shares of Common Stock issuable pursuant to all such warrants, options or other rights or necessary to effect the conversion or exchange of all such Convertible Securities shall be deemed to have been issued and (y) the aggregate consideration (plus the consideration, if any, received for such warrants, options or other rights) for such maximum number of Additional Shares of Common Stock shall be deemed to be the consideration received and receivable by the Corporation for the issuance of such Additional Shares of Common Stock pursuant to such warrants, options or other rights or pursuant to the terms of such Convertible Securities.

    (v) If the Corporation shall issue or sell Convertible Securities and the consideration per share for which Additional Shares of Common Stock may at any time thereafter be issuable pursuant to the terms of such Convertible Securities shall be less than the Conversion Price, then the Conversion Rate shall be adjusted as provided in subparagraph (xviii) on the basis that (x) the maximum number of Additional Shares of Common Stock necessary to effect the conversion or exchange of all such Convertible Securities shall be deemed to have been issued and (y) the aggregate consideration for such maximum number of Additional Shares of Common Stock shall be deemed to be the consideration received and receivable by the Corporation for the issuance of such Additional Shares of Common Stock pursuant to the terms of such Convertible Securities. No adjustment of the Conversion Rate shall be made under this subparagraph (v) upon the issuance of any Convertible Securities which are issued pursuant to the exercise of any warrants, options or other rights, if such adjustment shall previously have been made upon the issuance of such warrants, options or other rights pursuant to subparagraph (iv).

    (vi) For the purposes of subparagraphs (iv) and (v), the date as of which the Conversion Price shall be computed shall be the earliest of (x) the date on which the Corporation shall take a record of the holders of its Common Stock for the purpose of entitling them to receive any warrants, options or other rights referred to in subsection (iv) or to receive any Convertible Securities, (y) the date on which the Corporation shall enter into a firm contract for the issuance of such warrants, options or other rights or Convertible Securities or (z) the date of the actual issuance of such warrants, options or other rights or Convertible Securities.

    (vii) No adjustment of the Conversion Rate shall be made under subparagraph (xviii) upon the issuance of any Additional Shares of Common Stock which are issued pursuant to the exercise of any warrants, options or other rights or pursuant to the exercise of any conversion or exchange rights in any Convertible Securities, if such adjustment shall previously have been made upon the issuance of such warrants, options or other rights or upon the issuance of such Convertible Securities (or upon the issuance of any warrants, options or other rights therefor), pursuant to subparagraphs (iv) or (v).

    (viii) If any warrants, options or other rights (or any portions thereof) which shall have given rise to an adjustment pursuant to subparagraph (iv) or conversion rights pursuant to Convertible Securities which shall have given rise to an adjustment pursuant to subparagraph (v) shall have expired or terminated without the exercise thereof and/or if by reason of the terms of such warrants, options or other rights or Convertible Securities there shall have been an increase or increases, with the passage of time or otherwise, in the price payable upon the exercise or conversion thereof, then the Conversion Rate hereunder shall be readjusted (but to no greater extent than originally adjusted) on the basis of (x) eliminating from the computation any Additional Shares of Common Stock corresponding to such warrants, options or other rights or conversion rights as shall have expired or terminated, (y) treating the Additional Shares of Common Stock, if any, actually issued or issuable pursuant to the previous exercise of such warrants, options or other rights or of conversion rights pursuant to any Convertible Securities as having been issued for the consideration actually received and receivable thereof or, and (z) treating any of such warrants, options or other rights or of conversion rights pursuant to any Convertible Securities which remain outstanding as being subject to exercise or conversion on the basis of such exercise or conversion price as shall be in effect at the time; provided, however, that any consideration which was actually received by the Corporation in connection with the issuance or sale of such warrants, options or other rights shall form part of the readjustment computation even though such warrants, options or other rights shall have expired without the exercise thereof. The Conversion Rate shall be adjusted as provided in subparagraph (xviii) as a result of any increase in the number of Additional Shares of Common Stock issuable, or any decrease in the consideration payable upon any issuance of Additional Shares of Common Stock, pursuant to any antidilution provisions contained in any warrants, options or other rights or in any Convertible Securities.

    (ix) (A) In case any Additional Shares of Common Stock, Convertible Securities or warrants, options or other rights to purchase any such Additional Shares of Common Stock or Convertible Securities shall be issued or sold for cash, the consideration received thereof or shall be deemed to be the amount received by the Corporation therefor.

      (B) In case any Additional Shares of Common Stock, Convertible Securities or warrants, options or other rights to purchase any such Additional Shares of Common Stock or Convertible Securities shall be offered by the Corporation for subscription, the consideration received therefor shall be deemed to be the subscription price.

      (C) In case any Additional Shares of Common Stock, Convertible Securities or warrants, options or other rights to purchase any such Additional Shares of Common Stock or Convertible Securities are sold to underwriters or dealers for public offering without a subscription offering, the consideration received therefor shall be deemed to be the initial public offering price.

      (D) In any such case covered by subparagraphs (A), (B), or (C) herein, in determining the amount of consideration received by the Corporation, if the consideration is in whole or in part consideration other than cash, the amount of the consideration shall be deemed to be the fair value of such consideration as determined in good faith by the Board of Directors of the Corporation. If Additional Shares of Common Stock shall be issued as part of a unit with warrants, options, or other rights, then the amount of consideration for the warrants, option or other right shall be deemed to be the amount determined in good faith at the time of issuance by the Board of Directors of the Corporation. If the Board of Directors of the Corporation shall not make any such determination, the consideration for the warrant, option or other right shall be deemed to be zero.

      (E) In any such case covered by subparagraphs (A), (B), (C), or (D) herein, in determining the amount of consideration received by the Corporation (I) any amounts paid or receivable for accrued interest or accrued dividends shall be excluded, and (II) any compensation, discounts, expenses paid or incurred or underwriting commissions or concessions paid in connection therewith shall not be deducted.

      (F) In any case covered by subparagraphs (A), (B) or (C) herein, there shall be added to the consideration received by the Corporation at the time of issuance or sale, the minimum aggregate amount of additional consideration payable to the Corporation upon the exercise of such warrants, options or other rights which relate to Convertible Securities, the minimum aggregate amount of consideration, if any, payable upon the conversion or exchange thereof.

      (G) In case any Additional Shares of Common Stock, Convertible Securities or any options, warrants or other rights to purchase such Additional Shares of Common Stock or Convertible Securities shall be issued in connection with any merger or consolidation in which the Corporation is the surviving corporation, the amount of consideration therefor shall be deemed to be the fair value, as determined in good faith by the Board of Directors of the Corporation, of such portion of the assets and business of the non-surviving corporation or corporations as such Board shall determine to be attributable to such Additional Shares of Common Stock, Convertible Securities or warrants, options or other rights to purchase such Additional Shares of Common Stock or Convertible Securities.

    (x) In case the Corporation shall effect a reorganization, shall merge with or consolidate into another corporation, or shall sell, transfer or otherwise dispose of all or substantially all of its property, assets or business and, pursuant to the terms of such reorganization, merger, consolidation or disposition of assets, shares of stock or other securities, property or assets of the Corporation, successor or transferee or an affiliate thereof or cash are to be received by or distributed to the holders of Common Stock, then each holder of Preferred Stock shall be given a written notice from the Corporation informing each holder of the terms of such reorganization, merger, consolidation, or disposition of assets and of the record date thereof for any distribution pursuant thereto, at least ten days in advance of such record date, and each holder of Preferred Stock shall have the right thereafter to receive, upon conversion of such Preferred Stock, the number of shares of stock or other securities, property or assets of the Corporation, successor or transferee or affiliate thereof or cash receivable upon or as a result of such reorganization, merger, consolidation or disposition of assets by a holder of the number of shares of Common Stock equal to the Conversion Rate immediately prior to such event, multiplied by the number of shares of Preferred Stock as may be converted.

  The provisions of this subparagraph (x) shall similarly apply to successive reorganizations, mergers, consolidations or dispositions of assets.

    (xi) If a purchase, tender or exchange offer is made to and accepted by the holders of more than 50% of the outstanding shares of Common Stock, the Corporation shall not effect any consolidation, merger or sale with the person having made such offer or with any affiliate of such person, unless prior to the consummation thereof each holder of shares of Preferred Stock shall have been given a reasonable opportunity to elect to receive, upon conversion of the shares of Preferred Stock then held by such holder, either the stock, securities, cash or assets then issuable with respect to the Common Stock or the stock, securities, cash or assets issued to previous holders of the Common Stock in accordance with such offer, or the equivalent thereof.

    (xii) The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Corporation, and the disposition of such shares shall be considered an issue or sale of Common Stock, for the purposes of this paragraph 6(e).

    (xiii) The Corporation will not pay or declare a dividend (other than in Common Stock) upon the Common Stock payable otherwise than out of earnings or earned surplus (determined in accordance with generally accepted accounting principles).

    (xiv) If a state of facts shall occur which, without being specifically controlled by the provisions of this paragraph (e), would not fairly protect the conversion rights of the Preferred Stock in accordance with the essential intent and principles of such provisions, then the Board of Directors of the Corporation shall make an adjustment in the application of such provisions, in accordance with such essential intent and principles, so as to protect such conversion rights.

    (xv) Anything herein to the contrary notwithstanding, no adjustment in the Conversion Rate shall be required unless such adjustment, either by itself or with other adjustments not previously made, would require a change of at least 1% in such rate; provided, however, that any adjustment which by reason of this subparagraph (xv) is not required to be made shall be carried forward and taken into account in any subsequent adjustment.

    (xvi) All calculations under this paragraph (e) shall be made to the nearest one-thousandth of a share.

    (xvii) Whenever the Conversion Rate shall be adjusted pursuant to this paragraph (e), the Corporation shall forthwith obtain, and cause to be delivered to each holder of Preferred Stock, a certificate signed by the principal financial or accounting officer of the Corporation, setting forth in reasonable detail the event requiring the adjustment and the method by which such adjustment was calculated (including a description of the basis on which the Board of Directors of the Corporation determined the fair value of any consideration other than cash pursuant to subparagraph (ix)) and specifying the new Conversion Rate. In the case referred to in subparagraph (x), such a certificate shall be issued describing the amount and kind of stock, securities, property or assets or cash which shall be receivable upon conversion of the Preferred Stock after giving effect to the provisions of such subparagraph (x).

    (xviii) The Conversion Rate adjustment for subparagraphs (iv), (v), and
  (viii) is as follows: the Conversion Rate shall be adjusted to the number determined by multiplying the Conversion Price in effect immediately prior to such issuance or sale by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to the issuance or sale of such Additional Shares of Common Stock plus (s) the number of such Additional Shares of Common Stock so issued or sold and (t) the number of shares of Common Stock then issuable upon conversion of all outstanding shares of convertible securities and exercise of all then outstanding options to the extent that the conversion or exercise prices thereof are less than the price at which the Preferred Stock is convertible and the denominator of which shall be the number of shares of Common Stock plus (x) the number of shares of Common Stock which the aggregate consideration for such Additional Shares of Common Stock so issued or sold would purchase at a consideration per share equal to the Conversion Price and (y) the number of shares of Common stock then issuable upon conversion of all outstanding shares of convertible securities

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  and exercise of all then outstanding options to the extent that the conversion or exercise prices thereof are less than the price at which the Preferred Stock is convertible. For the purposes of this subparagraph
  (iii), the date as of which the Conversion Price shall be computed shall be the earlier of (x) the date on which the Corporation shall enter into a firm contract for the issuance or sale of such Additional Shares of Common Stock or (y) the date of the actual issuance or sale of such shares.

  (f) The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of Preferred Stock, the full number of shares of Common Stock then deliverable upon the conversion or exchange of all shares of Preferred Stock at the time outstanding. The Corporation shall at all times, take such corporate action as shall be necessary in order that the Corporation may validly and legally issue fully paid and nonassessable shares of Common Stock upon the conversion of Preferred Stock in accordance with the provisions hereof.

  (g) No fractional shares of Common Stock or scrip representing fractional shares of Common Stock shall be issued upon any conversion of Preferred Stock, but, in lieu thereof, there shall be paid an amount in cash equal to the same fraction of the Conversion Price multiplied by the closing price of the Corporation's Common Stock on the business day preceding the day of conversion.

  7. Voting Rights. (a) Except as otherwise required by the Massachusetts General Laws, the holders of shares of Preferred Stock shall have the right to vote, together with the holders of all the outstanding shares of Common Stock and not by classes, on all matters on which holders of Common Stock shall have the right to vote. The holders of shares of Preferred Stock shall have the right to cast one vote for each share of Common Stock issuable upon conversion of Preferred Stock on the relevant record date, with any fractions rounded to the next full vote.

  (b) Without the prior approval of the holders of a majority of the shares of Preferred Stock outstanding, voting separately as a class, the Corporation will not (i) amend this Certificate of Vote of Directors Establishing a Class or Series of Stock, the Articles of Organization or By-Laws of the Corporation
(A) so as to permit the issuance of any securities senior to, or in parity with, the Preferred Stock or (B) in any other manner that adversely affects the specified rights, preferences, privileges or voting rights of the holders of the Preferred Stock, or (ii) authorize the payment of any "Restricted Payment" (as such term is defined in the Indenture, dated November 12, 1997 by and among by and among the Corporation, Telephone Business Meetings, Inc. d/b/a/ Access Conference Call Service, a Delaware corporation, Conference Source International, Inc., a Georgia corporation, Call Points, Inc., a Delaware corporation, Kendall Square Teleconferencing, Inc. d/b/a/ The Conference Center, a Massachusetts corporation, American Conferencing Company, Inc. d/b/a Americo, a Delaware corporation and Communication Development Corporation, a Connecticut corporation and State Street Bank and Trust Company, as Trustee).

  (c) Without the prior approval of the holders of a majority of the outstanding shares of Preferred Stock and Common Stock, voting together as a class, the Corporation will not (i) increase the number of shares of capital stock which the Corporation is authorized to issue, (ii) authorize any sale, lease, exchange or other disposition by the Corporation of all or substantially all of its assets, (iii) authorize any merger or consolidation of the Corporation with any other entity, or (iv) authorize the liquidation, dissolution or winding up of the Corporation.

  8. Definitions.

  (a) "Additional Shares of Common Stock" shall mean all shares of Common
Stock of the Corporation issued by the Corporation after June   , 2000, except
Common Stock which may be issued pursuant to (i) conversion of the Preferred Stock and (ii) shares issued pursuant to the exercise by employees, consultants and directors of the Corporation of options issued pursuant to stock option plans or agreements adopted by the Board of Directors of the Corporation.

  (b) "Common Stock" shall mean the common stock, par value $.01 per share, of the Corporation.

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                      THE COMMONWEALTH OF MASSACHUSETTS

                       CERTIFICATE OF VOTE OF DIRECTORS
                  ESTABLISHING A SERIES OF A CLASS OF STOCK
                   (GENERAL LAWS, CHAPTER 156B, SECTION 26)

              --------------------------------------------------
              --------------------------------------------------

              I hereby approve the within Certificate of Vote of Directors and the filing fee in the amount
              $    having been paid, said certificate is deemed
              to have been filed with me this    day of       .

              Effective date: __________________________________

                            WILLIAM FRANCIS GALVIN
                        Secretary of the Commonwealth

                        TO BE FILLED IN BY CORPORATION
                     PHOTOCOPY OF DOCUMENT TO BE SENT TO:

                        Vialog Corporation
                        35 New England Business Center
                        Andover, MA 01810
                        c/o Michael Savage
              Telephone: (978) 975-3700

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